SUB-ITEM 77Q-1(a)


                                AMENDMENT NO. 9
                            TO AMENDED AND RESTATED
                     AGREEMENT AND DECLARATION OF TRUST OF
                              AIM INVESTMENT FUNDS


         This Amendment No. 9 to the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (this "Amendment") amends, effective as of December 10, 2003, the Amended and Restated Agreement and Declaration of Trust of AIM Investment Funds (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

         Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

         NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of December 10, 2003.




                                           By:  /s/ Robert H. Graham
                                             -----------------------------
                                           Name:    Robert H. Graham
                                           Title:   President

                                AMENDMENT NO. 9
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                            OF AIM INVESTMENT FUNDS


                                  "SCHEDULE A

                              AIM INVESTMENT FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                        CLASSES OF EACH PORTFOLIO
---------                                        -------------------------

AIM Developing Markets Fund                      Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Institutional Class Shares

AIM Global Health Care Fund                      Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Institutional Class Shares

AIM Libra Fund                                   Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Institutional Class Shares

AIM Trimark Endeavor Fund                        Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares

AIM Trimark Fund                                 Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares

AIM Trimark Small Companies Fund                 Class A Shares
                                                 Class B Shares
                                                 Class C Shares
                                                 Class R Shares
                                                 Institutional Class Shares"